UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
January 25, 2012 (January 25, 2012)

THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana  70809
(Address of principal executive offices and zip code)

(225) 932-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.          Submission of Matters to a Vote of Security Holders.

On January 25, 2012, at the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of The Shaw Group Inc. (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), the shareholders: (i) elected  J.M. Bernhard, Jr., James F. Barker, Thos. E. Capps, Daniel A. Hoffler, David W. Hoyle, Michael J. Mancuso, Albert D. McAlister, and Stephen R. Tritch, to hold office until the next annual meeting and the election of their successors; (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012; (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executives, as described in the Company’s 2012 proxy statement, which was filed with the Securities and Exchange Commission on December 15, 2011 (the “2012 Proxy Statement”); and (iv) voted, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executives.

The final voting results for the eight director nominees described in the 2012 Proxy Statement were as follows:

Director	Affirmative Votes	Withheld Votes	Broker Non-Votes
J.M. Bernhard, Jr.	51,994,591	1,960,278	7,777,911
James F. Barker	52,667,477	1,287,392	7,777,911
Thos. E. Capps	53,629,400	325,469	7,777,911
Daniel A. Hoffler	43,786,315	10,168,554	7,777,911
David W. Hoyle	52,766,114	1,188,755	7,777,911
Michael J. Mancuso	53,052,641	902,228	7,777,911
Albert D. McAlister	43,316,532	10,638,337	7,777,911
Stephen R. Tritch	53,576,014	378,855	7,777,911

***
The voting shareholders also approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes	Total
60,652,339	669,946	410,495	—	61,732,780

There were no broker non-votes with respect to the ratification of the Company’s independent registered public accounting firm.

***

The voting shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2012 Proxy Statement.  Votes cast with respect to the proposal were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes	Total
41,966,140	11,601,383	387,346	7,777,911	61,732,780

         ***

The voting shareholders approved, on a non-binding advisory basis, a one-year frequency of future advisory votes on the Company’s named executive compensation.  Votes cast with respect to the proposal were as follows:

1 Year 2 Years	3 Years	Votes Abstain	Broker Non-Votes	Total
53,009,447 59,931	841,093	44,398	7,777,911	61,732,780

The Board will evaluate the results of such non-binding advisory vote regarding the frequency of future advisory votes on executive compensation at an upcoming meeting and make a determination as to whether the Company will submit future non-binding advisory votes on executive compensation for consideration by stockholders every three, two, or one years. The Company will amend this Current Report on Form 8-K to provide information regarding such determination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2012	THE SHAW GROUP INC.

	By:	/s/ John Donofrio
John Donofrio
Executive Vice President, General Counsel, and Corporate Secretary